Filed Pursuant to Rule 497(e)
File No. 333-198667

CAREY CREDIT INCOME FUND — I
Prospectus Supplement No. 6 Dated February 26, 2016
To Prospectus Dated July 31, 2015

This prospectus supplement (the “Prospectus Supplement”) is part of, and should be read in conjunction with, the prospectus of Carey Credit Income Fund — I (the "Company"), dated July 31, 2015 (as amended or supplemented, the “Prospectus”). Unless the context indicates otherwise, the information contained in this Prospectus Supplement supersedes the information contained in the Prospectus. Terms used but not defined in the Prospectus Supplement shall have the meanings given to them in the Prospectus. A copy of the Prospectus will be provided by the Company upon request.
SUITABILITY STANDARDS
The Massachusetts and Ohio suitability standards under the caption “Suitability Standards” on page iv of the Prospectus are superseded in their entirety by the following:
    Massachusetts - Each investor's aggregate investment in this offering and in other illiquid direct participation programs (including real estate investment trusts, other BDCs, oil and gas programs, equipment leasing programs, and commodity pools) may not exceed ten percent (10%) of his or her liquid net worth. "Liquid net worth" shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.
Ohio - Investors may not invest more than ten percent (10%) of their liquid net worth in us, our affiliates, and other non-traded BDCs.  “Liquid net worth” shall be defined as that portion of net worth (total assets, exclusive of home, home furnishings, and automobiles, minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.
REVERSE STOCK SPLIT AND CHANGE IN PUBLIC OFFERING PRICE
On February 26, 2016, we effected a reverse stock split of the Company’s outstanding common shares of beneficial interest at a ratio of 1.0-for-0.3480. Accordingly, our public offering price is revised from $8.70 per share to $25.00 per share, and the maximum sales load and net proceeds per share are $0.75 per share and $24.25 per share, respectively. The maximum number of shares in our public offering of common shares is revised to 37,500,000.
DECLARED DISTRIBUTIONS
We declared cash distributions of $0.03465 per share per week beginning March 1, 2016 and ending March 29, 2016.